UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

PEOPLES FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

Stilwell Value Partners VII, L.P.

Stilwell Activist Fund, L.P.

Stilwell Activist Investments, L.P.

Stilwell Value LLC

Joseph Stilwell

Rodney H. Blackwell

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On January 25, 2023, Joseph Stilwell and affiliated entities filed Amendment No. 14 to their Schedule 13D relating to Peoples Financial Corporation, a copy of which is filed herewith.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY THE GROUP AND OTHER PARTICIPANTS FROM THE SHAREHOLDERS OF PEOPLES FINANCIAL CORPORATION FOR USE AT ITS 2023 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO THE SHAREHOLDERS OF PEOPLES FINANCIAL CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTPS://WWW.SEC.GOV.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 14)

PEOPLES FINANCIAL CORPORATION

(Name of Issuer)

Common Stock, par value $1.00 per share

(Title of Class of Securities)

71103B102

(CUSIP Number)

Mr. Joseph Stilwell

200 Calle del Santo Cristo

Segundo Piso

San Juan, Puerto Rico 00901

Telephone: (787) 985-2193

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

January 23, 2023

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 71103B102	SCHEDULE 13D	Page 2

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners VII, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 526,087
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 526,087
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 526,087
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 11.3%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 71103B102	SCHEDULE 13D	Page 3

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Fund, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 526,087
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 526,087
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 526,087
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 11.3%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 71103B102	SCHEDULE 13D	Page 4

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Investments, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 526,087
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 526,087
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 526,087
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 11.3%
14.	Type of Reporting Person (See Instructions) PN

CUSIP No. 71103B102	SCHEDULE 13D	Page 5

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value LLC
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 526,087
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 526,087
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 526,087
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 11.3%
14.	Type of Reporting Person (See Instructions) OO

CUSIP No. 71103B102	SCHEDULE 13D	Page 6

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Joseph Stilwell
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 526,087
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 526,087
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 526,087
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 11.3%
14.	Type of Reporting Person (See Instructions) IN

CUSIP No. 71103B102	SCHEDULE 13D	Page 7

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Rodney H. Blackwell
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States
Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power 1,980
8. Shared Voting Power: 112(1)
9. Sole Dispositive Power: 1,980
10. Shared Dispositive Power: 112(1)
11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 2,092
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 0.0%
14.	Type of Reporting Person (See Instructions) IN

(1) Includes 112 shares of Common Stock owned by The Rodney H. & Ann P. Blackwell Joint Trust U/A 06/15/2016 (the “Trust”). Because he is the joint owner of the Trust with Ann P. Blackwell, Rodney H. Blackwell has the power to direct the affairs of the Trust, including the voting and disposition of shares of Common Stock held in the name of the Trust.

CUSIP No. 71103B102	SCHEDULE 13D	Page 8

Item 1. Security and Issuer

This is the fourteenth amendment (this “Fourteenth Amendment”) to the original Schedule 13D (the “Original Schedule 13D”), which was filed on November 23, 2020, and amended on December 23, 2020 (the “First Amendment”), on February 9, 2021 (the “Second Amendment”), on March 12, 2021 (the “Third Amendment”), on March 17, 2021 (the “Fourth Amendment”), on March 29, 2021 (the “Fifth Amendment”), on April 5, 2021 (the “Six Amendment”), on April 8, 2021 (the “Seventh Amendment”), on April 20, 2021 (the “Eighth Amendment”), on May 5, 2021 (the “Ninth Amendment”), on February 7, 2022 (the “Tenth Amendment”), on March 15, 2022 (the “Eleventh Amendment”), on April 4, 2022 (the “Twelfth Amendment”), and on July 12, 2022 (the “Thirteenth Amendment”). This Fourteenth Amendment is being filed jointly by Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments; Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively, the “Stilwell Group”, “we” or “us”); and Rodney H. Blackwell, the Stilwell Group’s nominee to the board of directors of Peoples Financial Corporation (the “Issuer”) and a shareholder of the Issuer. The filers of this statement are collectively referred to herein as the “13D Group.”

This statement relates to the common stock, par value $1.00 per share (“Common Stock”), of the Issuer. The address of the principal executive offices of the Issuer is Lameuse and Howard Avenues, Biloxi, Mississippi 39533. The amended joint filing agreement of the members of the 13D Group is attached as Exhibit 17 to this Fourteenth Amendment. A copy of the power of attorney (the “Power of Attorney”) given by Rodney H. Blackwell to Joseph Stilwell and Megan Parisi is attached to this Fourteenth Amendment as Exhibit 18.

Item 2. Identity and Background

(a)-(c) This statement is filed by Joseph Stilwell with respect to the shares of Common Stock beneficially owned by Joseph Stilwell, including shares of Common Stock held in the names of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments in Joseph Stilwell’s capacities as the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments.

The business address of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Stilwell Value LLC is 111 Broadway, 12th Floor, New York, New York 10006. The business address of Joseph Stilwell is 200 Calle del Santo Cristo, Segundo Piso, San Juan, Puerto Rico 00901. The business address of Rodney H. Blackwell is P.O. Box 18439, Hattiesburg, Mississippi 39404.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC serves as the general partner of Stilwell Value Partners VII, Stilwell Activist Fund and Stilwell Activist Investments, and related partnerships. The principal employment of Rodney H. Blackwell is serving as a Principal at Northwood Investments, a company that leases transportation equipment nationally.

(d) During the past five years, no member of the 13D Group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) During the past five years, no member of the 13D Group has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws.

(f) Joseph Stilwell and Rodney H. Blackwell are citizens of the United States.

Item 3. Source and Amount of Funds or Other Consideration

Rodney H. Blackwell has expended a total of $30,260.00 to acquire 1,980 shares of Common Stock. Such funds, from time to time, may be provided in part by margin account loans from subsidiaries of Fidelity extended in the ordinary course of business.

The Trust has expended a total of $1,758.12 to acquire 112 shares of Common Stock. Such funds, from time to time, may be provided in part by margin account loans from subsidiaries of Charles Schwab extended in the ordinary course of business.

Since we last reported purchases and sales of Common Stock (see the Thirteenth Amendment), Stilwell Value Partners VII has not expended any monies to acquire shares of Common Stock. Such funds were provided from Stilwell Value Partners VII’s working capital and, from time to time, may be provided in part by margin account loans from subsidiaries of Interactive Brokers extended in the ordinary course of business.

Since we last reported purchases and sales of Common Stock (see the Thirteenth Amendment), Stilwell Activist Fund has not expended any monies to acquire shares of Common Stock. Such funds were provided from Stilwell Activist Fund’s working capital and, from time to time, may be provided in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business.

Since we last reported purchases and sales of Common Stock (see the Thirteenth Amendment), Stilwell Activist Investments has expended a total of $21,761.20 to acquire 1,542 shares of Common Stock. Such funds were provided from Stilwell Activist Investment’s working capital and, from time to time, may be provided in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business.

All purchases of shares of Common Stock made by the Stilwell Group using funds borrowed from Interactive Brokers or Morgan Stanley, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by members of the Stilwell Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Stilwell Group. Such loans generally bear interest at a rate based on the broker’s call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

CUSIP No. 71103B102	SCHEDULE 13D	Page 9

Item 4. Purpose of Transaction

We are filing this Fourteenth Amendment to announce that we have served our notice of intent to nominate Rodney H. Blackwell for election as director at the Issuer’s upcoming annual meeting, with Stewart F. Peck as our alternate nominee.

A copy of the nominee agreements and consents are attached as Exhibits 15 and 16 to this Fourteenth Amendment.

We believe management and the directors have ill served the Issuer’s shareholders, and the Issuer should explore all possibilities to maximize shareholder value.

Our nominees for election as directors at the Issuer’s 2021 and 2022 annual meetings were not elected. Subsequent to the 2022 annual meeting, the Board of Governors of the Federal Reserve notified us that it would not object to our proposal to buy additional shares of the Issuer up to 14.9%. On May 31, 2022, pursuant to Mississippi law, we asked to examine the Issuer’s books and records related to, among other things, reported losses and the employee(s) responsible for the losses associated with the Issuer’s securities portfolio. When the Issuer refused to permit the inspection of its books and records, we filed, on July 22, 2022, a complaint in the Chancery Court of Harrison County, Mississippi to compel the production of those books and records.

Our purpose in acquiring shares of Common Stock of the Issuer is to profit from the appreciation in the market price of the shares of Common Stock through asserting shareholder rights. We do not believe the value of the Issuer's assets is adequately reflected in the current market price of the Issuer's Common Stock.

THIS FOURTEENTH AMENDMENT MAY BE DEEMED TO BE SOLICITATION MATERIAL IN RESPECT OF THE SOLICITATION OF PROXIES BY THE 13D GROUP FROM THE ISSUER'S SHAREHOLDERS IN CONNECTION WITH THE ISSUER'S 2023 ANNUAL MEETING. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION BY THE 13D GROUP AND OTHER PARTICIPANTS OF PROXIES FROM THE ISSUER'S SHAREHOLDERS FOR USE AT THE ISSUER'S 2023 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION. INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION IS INCLUDED IN APPENDIX A ATTACHED HERETO AND INCORPORATED BY REFERENCE HEREIN.

Members of the 13D Group may seek to make additional purchases or sales of shares of Common Stock. Except as described in this filing, no member of the 13D Group has any plans or proposals which relate to, or could result in, any of the matters referred to in paragraphs (a) through (j), inclusive, of Item 4 of Schedule 13D. Members of the 13D Group may, at any time and from time to time, review or reconsider their positions and formulate plans or proposals with respect thereto.

Since 2000, members or affiliates of the Stilwell Group have taken an ‘activist position’ in 71 other publicly-traded companies. Currently, members or affiliates of the Stilwell Group file Schedule 13Ds to disclose greater than 5% positions only in SEC-reporting companies. For simplicity, these affiliates are referred to below as the “Stilwell Group,” “we,” “us,” or “our.” In each instance, our purpose has been to profit from the appreciation in the market price of the shares we held by asserting shareholder rights. In addition, we believed that the values of the companies’ assets were not adequately reflected in the market prices of their shares. Our actions are described below. We have categorized the descriptions of our actions with regard to the issuers based upon certain outcomes (whether or not, directly or indirectly, such outcomes resulted from the actions of the Stilwell Group). Within categories I through III below, the descriptions are listed in chronological order based upon the completion date of the investment; within categories IV through VII below, the descriptions are listed in chronological order based upon the respective filing dates of the originally-filed Schedule 13Ds, or, in limited instances, the acquisition date of the 5% position of a non-reporting company.

I.

Security of Pennsylvania Financial Corp. (“SPN”) - We filed our original Schedule 13D to report our position on May 1, 2000. We scheduled a meeting with senior management to discuss ways to maximize the value of SPN’s assets. On June 2, 2000, prior to the scheduled meeting, SPN and Northeast Pennsylvania Financial Corp. announced SPN’s acquisition.

Cameron Financial Corporation (“Cameron”) - We filed our original Schedule 13D to report our position on July 7, 2000. We exercised our shareholder rights by, among other things, requesting that Cameron management hire an investment banker, demanding Cameron’s list of shareholders, meeting with Cameron’s management, demanding that Cameron invite our representatives to join the board, writing to other shareholders to express our dismay with management’s inability to maximize shareholder value and publishing that letter in the local press. On October 6, 2000, Cameron announced its sale to Dickinson Financial Corp.

Community Financial Corp. (“CFIC”) - We filed our original Schedule 13D to report our position on January 4, 2001, following CFIC’s announcement of the sale of two of its four subsidiary banks and its intention to sell one or more of its remaining subsidiaries. We reported that we acquired CFIC stock for investment purposes. On January 25, 2001, CFIC announced the sale of one of its remaining subsidiaries. We then announced our intention to run an alternate slate of directors at the 2001 annual meeting if CFIC did not sell the remaining subsidiary by then. On March 27, 2001, we wrote to CFIC confirming that CFIC’s management had agreed to meet with one of our proposed nominees to the board. On March 30, 2001, before our meeting took place, CFIC announced its merger with First Financial Corporation.

CUSIP No. 71103B102	SCHEDULE 13D	Page 10

Montgomery Financial Corporation (“Montgomery”) - We filed our original Schedule 13D to report our position on February 23, 2001. On April 20, 2001, we met with Montgomery’s management and suggested that they maximize shareholder value by selling the institution. We also informed management that we would run an alternate slate of directors at the 2001 annual meeting unless Montgomery was sold. Eleven days after we filed our Schedule 13D, however, Montgomery’s board amended its bylaws to limit the pool of potential nominees to local persons with a banking relation and to shorten the deadline to nominate an alternate slate. We located qualified nominees under the restrictive bylaw provisions and noticed our slate within the deadline. On June 5, 2001, Montgomery announced that it had hired an investment banker to explore a sale. On July 24, 2001, Montgomery announced its merger with Union Community Bancorp.

Community Bancshares, Inc. (“COMB”) - We filed our original Schedule 13D reporting our position on March 29, 2004. We disclosed that we intended to meet with COMB’s management and evaluate management’s progress in resolving its regulatory issues, lawsuits, problem loans, and non-performing assets, and that we would likely support management if it effectively addressed COMB’s challenges. On November 21, 2005, we amended our Schedule 13D and stated that although we believed that COMB’s management had made progress, COMB’s return on equity would likely remain below average for the foreseeable future, and it should therefore be sold. We also stated that if COMB did not announce a sale before our deadline to solicit proxies for the next annual meeting, we would solicit proxies to elect our own slate. On January 6, 2006, we disclosed the names of our three board nominees. On May 1, 2006, COMB announced its sale to The Banc Corporation.

Jefferson Bancshares, Inc. (“JFBI”) - We filed our original Schedule 13D reporting our position on April 8, 2013. Our shareholder proposal requesting the board seek outside assistance to maximize shareholder value through actions such as a sale or merger was defeated at JFBI’s 2013 annual meeting. We met with management and the board of directors and told them that we would seek board representation at JFBI’s 2014 annual meeting if JFBI did not announce its sale. JFBI’s sale to HomeTrust Bancshares, Inc. was announced on January 23, 2014.

FedFirst Financial Corporation (“FFCO”) - We filed our original Schedule 13D reporting our position on September 24, 2010. After several meetings with management, FFCO completed a meaningful number of share repurchases, and on April 14, 2014, FFCO announced its sale to CB Financial Services, Inc.

SP Bancorp, Inc. (“SPBC”) - We filed our original Schedule 13D reporting our position on February 28, 2011. On August 9, 2013, we met with management and the chairman to assess the best way to maximize shareholder value. SPBC completed a meaningful number of share repurchases, and on May 5, 2014, SPBC announced its sale to Green Bancorp Inc.

TF Financial Corporation (“THRD”) - We filed our original Schedule 13D reporting our position on November 29, 2012. We met with the CEO and the chairman, encouraging them to focus only on accretive acquisitions and to repurchase shares up to book value. They subsequently did both. On June 4, 2014, THRD announced its sale to National Penn Bancshares, Inc.

Fairmount Bancorp, Inc. (“FMTB”) - We filed our original Schedule 13D reporting our position on September 21, 2012. On February 25, 2014, we reported our intention to seek board representation at FMTB’s 2015 annual meeting if FMTB did not announce its sale. However, due to the appointment of our representative to another board in the local area, we were unable to nominate our representative at the 2015 election of FMTB directors. We reiterated our intent to seek board representation at the earliest possible time if FMTB was not sold. FMTB’s sale was announced on April 16, 2015.

Harvard Illinois Bancorp, Inc. (“HARI”) - We filed our original Schedule 13D reporting our position on April 1, 2011. In 2012, we nominated a director for election at HARI’s 2012 annual meeting and communicated our belief that HARI should merge with a stronger community bank. Our nominee was not elected, so we nominated a director at HARI’s 2013 annual meeting and stated our position that HARI should be sold. We communicated to stockholders our intent to run a nominee every year until elected, and we nominated a director at HARI’s 2014 annual meeting. Our nominee was not elected, so in April 2015, we began soliciting stockholder votes for our nominee for HARI’s 2015 annual meeting. On May 21, 2015, HARI announced the sale of its subsidiary bank to State Bank in Wonder Lake, IL. We subsequently withdrew our solicitation of proxies for the election of our nominee at HARI’s 2015 annual meeting. The sale of HARI’s subsidiary bank was completed on August 1, 2016. On August 10, 2016, we entered into a settlement agreement with HARI whereby two legacy board members stepped down, and we agreed not to seek board representation through 2017. HARI implemented a plan of voluntary dissolution.

Eureka Financial Corp. (“EKFC”) - We filed our original Schedule 13D reporting our position on March 28, 2011. We encouraged EKFC to pay special dividends to shareholders and repurchase shares. Management and the board did both, and on September 3, 2015, EKFC announced its sale to NexTier, Inc.

CUSIP No. 71103B102	SCHEDULE 13D	Page 11

United-American Savings Bank (“UASB”) - We filed our original Schedule 13D with the Federal Deposit Insurance Corporation reporting our position on May 20, 2013. We believe management and the board acted in good faith to position UASB to maximize shareholder value. After we encouraged them to sell, UASB announced its sale to Emclaire Financial Corp on December 30, 2015.

Polonia Bancorp, Inc. (“PBCP”) - We filed our original Schedule 13D reporting our position on November 23, 2012. After several conversations with the Chairman and CEO, we publicly called for PBCP’s sale. On June 2, 2016, PBCP’s sale to Prudential Bancorp, Inc. was announced.

Georgetown Bancorp, Inc. (“GTWN”) - We filed our original Schedule 13D reporting our position on July 23, 2012. We encouraged GTWN to maximize shareholder value through share repurchases, and we supported management and the board’s consistent efforts to do so. On October 6, 2016, GTWN announced its sale to Salem Five Bancorp.

Wolverine Bancorp, Inc. (“WBKC”) - We filed our original Schedule 13D reporting our position on February 7, 2011. We encouraged WBKC to maximize shareholder value through share repurchases and payments of special dividends, and we supported management and the board’s consistent efforts to do so. On June 14, 2017, WBKC’s sale to Horizon Bancorp was announced.

First Federal of Northern Michigan Bancorp, Inc. (“FFNM”) - We filed our original Schedule 13D reporting our position on March 10, 2016. We believed FFNM was positioned to repurchase shares, and we urged management and the board to do so. On January 16, 2018, FFNM’s sale to Mackinac Financial Corporation was announced. FFNM deregistered its shares of common stock effective in 2016.

Jacksonville Bancorp, Inc. (“JXSB”) - We filed our original Schedule 13D reporting our position on July 5, 2011. We supported JXSB’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends. On January 18, 2018, JXSB’s sale to CNB Bank Shares, Inc. was announced.

Anchor Bancorp (“ANCB”) - We filed our original Schedule 13D reporting our position on May 7, 2012. We previously urged ANCB to maximize shareholder value by increasing share repurchases or selling the bank. We called for ANCB’s sale to the highest bidder on July 7, 2016. On August 29, 2016, we agreed not to seek board representation at the 2016 annual meeting in consideration of ANCB appointing Gordon Stephenson as a director. We believe the board acted in good faith to maximize shareholder value through ANCB’s announced sale to Washington Federal, Inc. on April 11, 2017. That acquisition was delayed due to regulatory issues at Washington Federal, Inc. On July 17, 2018, ANCB’s sale to FS Bancorp, Inc. at a higher price was announced.

Hamilton Bancorp, Inc. (“HBK”) - We filed our original Schedule 13D reporting our position on October 22, 2012. Having met with management over the years, we believe management and the board acted in good faith to maximize shareholder value through HBK’s announced sale to Orrstown Financial Services, Inc. on October 23, 2018.

Ben Franklin Financial, Inc. (“BFFI”) - We filed our original Schedule 13D reporting our position on February 9, 2015. We urged management and the board to repurchase shares as soon as BFFI was permitted. We subsequently believed BFFI should be sold, and on December 3, 2018, announced our intent to seek board representation at BFFI’s 2019 annual meeting. On February 22, 2019, we served our notice of intent to nominate Ralph Sesso for election as a director on BFFI’s board. On July 16, 2019, BFFI’s sale to Corporate America Family Credit Union was announced. BFFI deregistered its shares of common stock effective in 2018.

Alcentra Capital Corp (“ABDC”) - We filed our original Schedule 13D reporting our position on December 28, 2017. We informed management at a meeting on January 5, 2018, and reiterated several times throughout the year, that if ABDC did not repurchase 10% of its shares in 2018, we would aggressively seek board representation. They did not do so. On January 25, 2019, we announced our nominees and alternate nominee for ABDC’s 2019 election of directors. On August 13, 2019, ABDC’s sale to Crescent Capital BDC, Inc. was announced.

First Advantage Bancorp (“FABK”) - We filed our original Schedule 13D reporting our position on March 20, 2017. We believe management and the board acted in good faith to maximize shareholder value over the long term. On October 23, 2019, FABK’s sale to Reliant Bancorp, Inc. was announced. FABK deregistered its shares of common stock effective in 2013.

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Central Federal Bancshares, Inc. (“CFDB”) - We filed our original Schedule 13D reporting our position on January 25, 2016. We urged management and the board of CFDB to repurchase shares as soon as CFDB was permitted. On May 21, 2019, we met with management, the board and its attorney at CFDB’s annual meeting, and followed up with a letter to the board calling for CFDB’s sale if it did not repurchase a meaningful number of shares. On January 17, 2020, CFDB’s sale to Southern Missouri Bancorp, Inc. was announced. CFDB deregistered its shares of common stock effective in 2019.

Carroll Bancorp, Inc. (“CROL”) - We filed our original Schedule 13D reporting our position on March 17, 2014. On March 6, 2020, CROL’s sale to Farmers and Merchants Bancshares, Inc. was announced. CROL deregistered its shares of common stock effective in 2017.

Brunswick Bancorp (“BRBW”) – We met with the President, CFO and Chairman of the Board to express our views on BRBW’s capital allocation, and they indicated that they would rather grow than repurchase shares below book value. Therefore, in the absence of material share repurchases, we nominated a director for election at BRBW’s 2021 annual meeting. Our nominee was not elected. On December 20, 2022, BRBW’s sale to Mid Penn Bancorp, Inc. was announced. BRBW deregistered its shares of common stock effective in 2007.

II.

Oregon Trail Financial Corp. (“OTFC”) - We filed our original Schedule 13D reporting our position on December 15, 2000. In January 2001, we met with the management of OTFC to discuss our concerns that management was not maximizing shareholder value, and we proposed that OTFC voluntarily place our representative on the board. OTFC rejected our proposal, and we announced our intention to solicit proxies to elect a board nominee. We demanded OTFC’s shareholder list, but OTFC refused to give it to us. We sued OTFC in Baker County, Oregon, and the court ruled in our favor and sanctioned OTFC. We also sued two OTFC directors alleging that one had violated OTFC’s residency requirement and that the other had committed perjury. Both suits were dismissed pre-trial but we filed an appeal in one suit and were permitted to re-file the other suit in state court. On August 16, 2001, we started soliciting proxies to elect Kevin D. Padrick, Esq. to the board. We argued in our proxy materials that OTFC should have repurchased its shares at prices below book value. OTFC announced the hiring of an investment banker. Then, the day after the 9/11 attacks, OTFC sued us in Portland, Oregon and moved to invalidate our proxies; the court denied the motion and the election proceeded.

On October 12, 2001, OTFC’s shareholders elected our candidate by a two-to-one margin. In the five months after the filing of our first proxy statement (i.e., from August 1 through December 31, 2001), OTFC repurchased approximately 15% of its shares. On March 12, 2002, we entered into a standstill agreement with OTFC. OTFC agreed to: (a) achieve annual targets for return on equity, (b) reduce its current capital ratio, (c) obtain advice from an investment banker regarding annual 10% stock repurchases, (d) re-elect our director to the board, (e) reimburse a portion of our expenses, and (f) withdraw its lawsuit. On February 26, 2003, OTFC and FirstBank NW Corp. announced their merger, and the merger was completed on October 31, 2003.

HCB Bancshares, Inc. (“HCBB”) - We filed our original Schedule 13D reporting our position on June 14, 2001. On September 4, 2001, we reported that we had entered into a standstill agreement with HCBB, under which HCBB agreed to: (a) add a director selected by us, (b) consider conducting a Dutch tender auction, (c) institute annual financial targets, and (d) retain an investment banker to explore alternatives if it did not achieve its financial targets. On October 22, 2001, our nominee, John G. Rich, Esq., was named to the board. On January 31, 2002, HCBB announced a modified Dutch tender auction to repurchase 20% of its shares. Although HCBB’s outstanding share count decreased by 33% between the filing of our original Schedule 13D and August 2003, HCBB did not achieve the financial target. On August 12, 2003, HCBB announced it had hired an investment banker to assist in exploring alternatives for maximizing shareholder value, including a sale. On January 14, 2004, HCBB announced its sale to Rock Bancshares, Inc.

SCPIE Holdings Inc. (“SKP”) - We filed our original Schedule 13D reporting our position on January 19, 2006. We announced we would run our slate of directors at the 2006 annual meeting and demanded SKP’s shareholder list. SKP initially refused to timely produce the list, but did so after we sued it in Delaware Chancery Court. We engaged in a proxy contest at the 2006 annual meeting, but SKP’s directors were elected. Subsequently on December 14, 2006, SKP agreed to place Joseph Stilwell on its board. On October 16, 2007, Mr. Stilwell resigned from SKP’s board after it approved a sale of SKP that Mr. Stilwell believed was an inferior offer. We solicited shareholder proxies in opposition to the proposed sale; however, the sale was approved, and our shares were converted in a cash deal.

American Physicians Capital, Inc. (“ACAP”) - We filed our original Schedule 13D reporting our position on November 25, 2002. The Schedule 13D disclosed that on January 18, 2002, Michigan’s Insurance Department had approved our request to solicit proxies to elect two directors to ACAP’s board. On January 29, 2002, we noticed our intention to nominate two directors at the 2002 annual meeting. On February 20, 2002, we entered into a three-year standstill agreement with ACAP, providing for ACAP to add our nominee to its board. ACAP also agreed to consider using a portion of its excess capital to repurchase ACAP’s shares in each of the fiscal years 2002 and 2003 so that its outstanding share count would decrease by 15% for each of those years. In its 2002 fiscal year, ACAP repurchased 15% of its outstanding shares; these repurchases were highly accretive to per share book value. On November 6, 2003, ACAP announced a reserve charge and that it would explore options to maximize shareholder value. It also announced that it would exit the healthcare and workers’ compensation insurance businesses. ACAP then announced that it had retained Sandler O’Neill & Partners, L.P., to assist the board. On December 2, 2003, ACAP announced the early retirement of its president and CEO. On December 23, 2003, ACAP named R. Kevin Clinton its new president and CEO.

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On June 24, 2004, ACAP announced that it had decided that the best means to maximize shareholder value would be to shed non-core businesses and focus on its core business line in its core markets. We increased our holdings in ACAP, and we announced that we intended to seek additional board representation. On November 10, 2004, ACAP invited Joseph Stilwell to sit on the board, and we entered into a new standstill agreement. This agreement was terminated in November 2007, with our representatives remaining on ACAP’s board. On May 8, 2008, our representatives were re-elected to three-year terms expiring in 2011. Upon the passage of federal healthcare legislation in 2010, ACAP became concerned about the fundamentals of its business and promptly acted to assess its strategic alternatives. On October 22, 2010, ACAP was acquired by The Doctors Company, and our shares were converted in a cash deal.

Colonial Financial Services, Inc. (“COBK”) - We filed our original Schedule 13D reporting our position on August 24, 2011. On December 18, 2013, we reached an agreement with COBK to have a director of our choice appointed to its board of directors. Our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), joined COBK’s board of directors on March 25, 2014. On September 10, 2014, COBK announced its sale to Cape Bancorp, Inc., and the cash/stock deal was completed on April 1, 2015.

Naugatuck Valley Financial Corporation (“NVSL”) - We filed our original Schedule 13D reporting our position on July 11, 2011. On February 13, 2014, we reported our intention to seek board representation. On March 12, 2014, we reached an agreement with NVSL for our representative to join NVSL’s board of directors and for NVSL not to seek approval for stock benefit plans. On June 4, 2015, NVSL announced its sale to Liberty Bank in Middletown, CT, and the cash deal was completed on January 15, 2016.

Fraternity Community Bancorp, Inc. (“FRTR”) - We filed our original Schedule 13D reporting our position on April 11, 2011. We reached an agreement with FRTR, and on November 18, 2014, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On October 13, 2015, FRTR’s sale was announced, and the cash deal was completed on May 13, 2016.

Sunshine Financial, Inc. (“SSNF”) - We filed our original Schedule 13D reporting our position on April 18, 2011. We reached an agreement with SSNF, and on February 5, 2016, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On December 6, 2017, SSNF’s sale to The First Bancshares, Inc. was announced, and the cash/stock deal was completed on April 2, 2018.

Delanco Bancorp, Inc. (“DLNO”) - We filed our original Schedule 13D reporting our position on October 28, 2013. We reached an agreement with DLNO, and in May 2017, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On October 18, 2017, DLNO’s sale to First Bank was announced, and the stock deal was completed on April 30, 2018.

Poage Bankshares, Inc. (“PBSK”) - We filed our original Schedule 13D reporting our position on September 23, 2011. We believed PBSK’s board was not focused on maximizing shareholder value and nominated a director for election at PBSK’s 2014 annual meeting. Our nominee was not elected, so we nominated a director at PBSK’s 2015 annual meeting. On July 21, 2015, our nominee, Stephen S. Burchett, was elected as a director with a mandate to maximize shareholder value. Subsequently, the CEO left the company. We publicly called for PBSK’s sale, and on July 11, 2018, PBSK’s sale to City Holding Company was announced. The stock deal was completed on December 7, 2018.

HopFed Bancorp, Inc. (“HFBC”) - We filed our original Schedule 13D reporting our position on February 25, 2013. At HFBC’s May 2013 annual meeting, we nominated a director for the board of directors and strongly opposed HFBC’s agreement to purchase Sumner Bank & Trust. Our nominee won by a two to one margin, and the proposed Sumner deal was subsequently terminated in August 2013.

On May 1, 2017, we sent a letter to stockholders (filed as Exhibit 13 to the Twelfth Amendment to our Schedule 13D) detailing the extensive real estate holdings of HFBC’s CEO, John Peck, as well as numerous other conflicts of interest of both Mr. Peck and HFBC’s counsel, George M. (“Greg”) Carter, of which HFBC board members were apparently unaware. Subsequently, HFBC formed a “Special Litigation Committee” to investigate. On February 23, 2018, HFBC filed a Form 8-K reporting that although the Special Litigation Committee did not dispute the facts in the May 1 letter, it declined to recommend HFBC bring a lawsuit or remedial action against John Peck.

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On May 4, 2017, we filed a complaint in the Delaware Court of Chancery against HFBC, the then current members of the board of directors and one former board member, asking the Court to declare that HFBC’s prejudicial bylaw was invalid and that the directors breached their fiduciary duties. On October 4, 2017, HFBC announced it had amended the bylaw thus mooting that case. Subsequently, we filed a motion to recover our attorneys’ fees and expenses, which Vice Chancellor J. Travis Laster granted in its entirety on February 7, 2018, awarding us $610,312. In his ruling on the motion, the Judge excoriated the conduct of HFBC’s board; the full court transcript is filed as Exhibit 14 to the Fourteenth Amendment to our Schedule 13D.

On February 23, 2018, we formally demanded that HFBC’s board of directors take action against the Issuer’s attorneys, Edward B. Crosland, Jr., of Jones Walker LLP and Greg Carter of Carter & Carter Law Firm, for legal malpractice and seek damages in excess of $1 million to HFBC; our demand letter is attached as Exhibit 15 to the Fifteenth Amendment to our Schedule 13D.

Following our nomination of Mark D. Alcott in March of 2018 for election to HFBC’s board of directors to replace John Peck, we entered into a Standstill Agreement with HFBC dated April 10, 2018, whereby Mr. Alcott would be appointed to the HFBC board. The board also adopted revised compensation policies requiring HFBC to reach at least average annual performance relative to that of its peer group, or its executive officers would not receive salary raises, bonuses or perquisites.

Mr. Alcott’s appointment to the HFBC board became effective on April 18, 2018. On January 7, 2019, HFBC’s sale to First Financial Corporation was announced, and the cash/stock deal was completed on July 27, 2019.

MB Bancorp, Inc. (“MBCQ”) - We filed our original Schedule 13D reporting our position on January 9, 2015. We urged management and the board to repurchase shares, and on March 30, 2016, MBCQ announced and subsequently completed its plan to repurchase an initial 10% of its shares outstanding. We urged management and the board to complete the existing 5% share repurchase plan and put MBCQ up for sale when permitted in January 2018. On February 20, 2018, we reached an agreement with MBCQ, and our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On September 5, 2019, MBCQ’s sale to BV Financial, Inc. was announced, and the all-cash deal was completed on February 29, 2020. MBCQ deregistered its shares of common stock effective in 2019.

III.

FPIC Insurance Group, Inc. (“FPIC”) - We filed our original Schedule 13D reporting our position on June 30, 2003. On August 12, 2003, Florida’s Insurance Department approved our request to hold more than 5% of FPIC’s shares, to solicit proxies to hold board seats, and to exercise shareholder rights. On November 10, 2003, FPIC invited our nominee, John G. Rich, Esq., to join the board, and we signed a confidentiality agreement. On June 7, 2004, we disclosed that because FPIC had taken steps to increase shareholder value, such as multiple share repurchases, and because its market price increased to reflect fair value in our estimation, we sold our shares in the open market, decreasing our holdings below 5%. Our nominee was invited to remain on the board.

Roma Financial Corp. (“ROMA”) - We filed our original Schedule 13D reporting our position on July 27, 2006. Prior to its acquisition by Investors Bancorp, Inc., in December 2013, nearly 70% of ROMA’s shares were held by a mutual holding company controlled by ROMA’s board. In April 2007, we engaged in a proxy solicitation at ROMA’s first annual meeting, urging shareholders to withhold their vote from management’s slate. ROMA did not put their stock benefit plans up for a vote at that meeting. We then met with ROMA management. In the four months after ROMA became eligible to repurchase its shares, it announced and substantially completed repurchases of 15% of its publicly held shares, which were accretive to shareholder value. In our judgment, management came to understand the importance of proper capital allocation. Based on ROMA management’s prompt implementation of shareholder-friendly capital allocation plans, we supported management’s adoption of stock benefit plans at the 2008 shareholder meeting. In our estimation, ROMA’s market price increased to reflect fair value, and we sold our shares in the open market.

First Savings Financial Group, Inc. (“FSFG”) - We filed our original Schedule 13D reporting our position on December 29, 2008. We met with management, after which FSFG announced a stock repurchase plan and began repurchasing its shares. In December 2009, we reported that our beneficial ownership in the outstanding FSFG common stock had fallen below 5%.

Prudential Bancorp, Inc. of Pennsylvania (“PBIP”) - We filed our original Schedule 13D reporting our position on June 20, 2005. Most of PBIP’s shares were held by the Prudential Mutual Holding Company (the “MHC”), which was controlled by PBIP’s board. The MHC controlled most corporate decisions requiring a shareholder vote, such as the election of directors. However, regulations promulgated by the FDIC previously barred the MHC from voting on PBIP’s management stock benefit plans, and PBIP’s IPO prospectus indicated that the MHC would not vote on the plans. We announced in August 2005 that we would solicit proxies to oppose adoption of the plans as a referendum to place Joseph Stilwell on PBIP’s board. PBIP decided not to put the plans up for a vote at the 2006 annual meeting.

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In December 2005, we solicited proxies to withhold votes on the election of directors as a referendum to place Mr. Stilwell on the board. At the 2006 annual meeting, 71% of PBIP’s voting public shares were withheld from voting on management’s nominees.

On April 6, 2006, PBIP announced that just after we had filed our Schedule 13D, it had secretly solicited a letter from an FDIC staffer (which it concealed from the public) that the MHC would be allowed to vote in favor of the management stock benefit plans. PBIP also announced a special meeting to vote on the plans. We alerted the Board of Governors of the Federal Reserve System (the “Fed”) about this announcement, and PBIP was directed to seek Fed approval before adopting the plans. On April 19, 2006, PBIP postponed the special meeting. The Fed subsequently followed the FDIC’s position in September 2006. In December 2006, we solicited proxies to withhold votes on the election of PBIP’s directors at the 2007 annual meeting. At the meeting, 75% of PBIP’s voting public shares were withheld. Also during the annual meeting, PBIP’s President and Chief Executive Officer was unable to state the meaning of per share return on equity despite Mr. Stilwell’s holding up a $10,000 check for the charity of the CEO’s choice if he could promptly answer the question. On March 7, 2007, we disclosed that we were publicizing the results of PBIP’s elections and its directors’ unwillingness to hold a democratic vote on the stock plans by placing billboard advertisements throughout Philadelphia.

In December 2007, we filed proxy materials for the solicitation of proxies to withhold votes on the election of PBIP’s directors at the 2008 annual meeting. At the 2008 annual meeting, an average of 77% of PBIP’s voting public shares withheld their votes. Excluding shares held in PBIP’s ESOP, an average of 88% of the voting public shares withheld their votes in this election.

On October 4, 2006, we sued PBIP, the MHC, and the directors of PBIP and the MHC in federal court in Philadelphia seeking an order to prevent the MHC from voting in favor of the management stock benefit plans. On August 15, 2007, the court dismissed some claims, but sustained our cause of action against the MHC as majority shareholder of PBIP for breach of fiduciary duties. Discovery proceeded and all the directors were deposed. Both sides moved for summary judgment, but the court ordered the case to trial, which was scheduled for June 2008. On May 22, 2008, we voluntarily discontinued the lawsuit after determining that it would be more effective and appropriate to pursue the directors on a personal basis in a derivative action. On June 11, 2008, we filed a notice to appeal certain portions of the lower court’s August 15, 2007, order dismissing portions of the lawsuit.

We entered into a settlement agreement and an expense agreement with PBIP in November 2008 under which we agreed to support PBIP’s management stock benefit plans, drop our litigation and withdraw our shareholder demand, and generally support management; and in exchange, PBIP agreed, subject to certain conditions, to repurchase up to three million of its shares (including shares previously purchased), reimburse a portion of our expenses, and either adopt a second step conversion or add our nominee who meets certain qualification requirements to its board if the repurchases were not completed by a specified time. On March 5, 2010, we reported that our ownership in PBIP had dropped below 5% as a result of open market sales and sales of common stock to PBIP.

United Insurance Holdings Corp. (“UIHC”) - We filed our original Schedule 13D reporting our position on September 29, 2011. On December 17, 2012, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Home Federal Bancorp, Inc. of Louisiana (“HFBL”) - We filed our original Schedule 13D reporting our position on January 3, 2011. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, HFBL’s market price increased to reflect fair value; on February 7, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Standard Financial Corp. (“STND”) - We filed our original Schedule 13D reporting our position on October 18, 2010. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, STND’s market price increased to reflect fair value; on March 19, 2013, we disclosed that we sold our shares in the open market, decreasing our holdings below 5%.

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Alliance Bancorp, Inc. of Pennsylvania (“ALLB”) - We filed our original Schedule 13D reporting our position on March 12, 2009. When we announced our reporting position, a majority of ALLB’s shares were held by a mutual holding company controlled by ALLB’s board. However, on August 11, 2010, ALLB announced its intention to undertake a second step offering, selling all shares to the public. The plan of conversion and reorganization was approved by depositors at a special meeting held December 29, 2010. We strongly supported ALLB’s action. Following completion of the conversion of Alliance Bank from the mutual holding company structure to the stock holding company structure, we increased our stake with the belief that shareholders and ALLB would do well if management focused on profitability. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, ALLB’s market price increased to reflect fair value; on November 21, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

ASB Bancorp, Inc. (“ASBB”) - We filed our original Schedule 13D reporting our position on October 24, 2011. On August 23, 2013, we met with management to assess the best way to maximize shareholder value. We believe management and the board acted in good faith by cleaning up non-performing assets and repurchasing shares, and ASBB’s market price increased to reflect fair value. On July 18, 2014, we disclosed that we sold our shares to ASBB.

United Community Bancorp (“UCBA”) - We filed our original Schedule 13D reporting our position on January 22, 2013. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, UCBA’s market price increased to reflect fair value; on November 9, 2015, we disclosed that we sold shares to UCBA, decreasing our holdings below 5%.

West End Indiana Bancshares, Inc. (“WEIN”) - We filed our original Schedule 13D reporting our position on January 19, 2012. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, WEIN’s market price increased to reflect fair value; on November 12, 2015, we disclosed that we sold our shares in the open market.

William Penn Bancorp, Inc. (“WMPN”) - We filed our original Schedule 13D reporting our position on May 23, 2008. A majority of WMPN’s shares are held by a mutual holding company controlled by WMPN’s board. We met with management and the board to explain our views on proper capital allocation and following the financial crisis, we continued to urge WMPN to take the steps necessary to maximize shareholder value. On December 3, 2014, WMPN announced and subsequently completed its plan to repurchase 10% of its shares outstanding and further completed several additional share repurchases. We believe management and the board acted in good faith to maximize shareholder value through shareholder-friendly capital allocation; on April 11, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

First Financial Northwest, Inc. (“FFNW”) - We filed our original Schedule 13D reporting our position on September 12, 2011. At the Company’s 2012 annual meeting, we solicited an overwhelming majority of shareholder votes for our nominee based on our position that Victor Karpiak (then Chairman and CEO) should be removed from the Company and board. After the Company pushed to have our votes invalidated, we sued to enforce our rights. In 2013, we settled with the Company. Our nominee, Kevin Padrick, was seated on the board, and Mr. Karpiak resigned as Chairman. The board later replaced Mr. Karpiak as CEO. We filed two additional lawsuits arising from the invalidation of our votes at the 2012 election, both of which we settled.

Since 2013, we believed management and the board acted in good faith by cleaning up non-performing assets and reaching a moderate level of profitability, and they maximized shareholder value by repurchasing in excess of 40% of FFNW’s shares. In our estimation, FFNW’s market price increased to reflect fair value; on October 11, 2016, we disclosed that we sold our shares in the open market. Kevin Padrick continued to serve on the board.

Alamogordo Financial Corp. (“ALMG”) - We filed our original Schedule 13D reporting our position on May 11, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 7, 2016, ALMG announced and later completed a second-step conversion which we believe maximized shareholder value. On October 14, 2016, we disclosed that we sold shares of the converted Company, Bancorp 34, Inc., in the open market, decreasing our holdings below 5%.

Malvern Bancorp, Inc. (“MLVF”) - We filed our original Schedule 13D reporting our position on May 30, 2008. When we announced our reporting position, a majority of MLVF’s shares were held by a mutual holding company controlled by MLVF’s board. On October 26, 2010, we demanded that MLVF pursue a derivative action against its directors for breach of their fiduciary duties. MLVF failed to pursue the action and, on June 3, 2011, we sued MLVF’s directors in Chester County, Pennsylvania, demanding that the court, among other things, order the directors to properly consider pursuing a second step conversion. On November 9, 2011, Judge Howard F. Riley Jr. overruled the director defendants’ preliminary objections to the derivative lawsuit.

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On January 17, 2012, MLVF announced its intention to undertake a second step conversion and we withdrew the lawsuit. The conversion and stock offering were completed on October 11, 2012, and our shares were converted into shares of Malvern Bancorp, Inc. On September 5, 2013, we notified MLVF of our intention to nominate John P. O’Grady for election as a director at its 2014 annual meeting, but we later reached an agreement with MLVF for Mr. O’Grady to join its board of directors and executed a standstill agreement. Subsequently, MLVF’s long-standing CEO resigned, its chairman of the board stepped down and several directors resigned from the board of directors. On November 25, 2014, we terminated our standstill agreement with MLVF, including the agreement’s performance targets. John P. O’Grady continued to serve as an independent director on the board but no longer as our nominee.

After meeting with the new CEO and the new chairman of the board, we believed that management and the board of directors were focused on maximizing shareholder value and were successful in doing so. On December 7, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

FSB Community Bankshares, Inc. (“FSBC”) - We filed our original Schedule 13D reporting our position on October 26, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 3, 2016, FSBC announced and later completed a second-step conversion which we believe maximized shareholder value. On December 9, 2016, we disclosed that we sold shares of the converted Company, FSB Bancorp, Inc., in the open market, decreasing our holdings below 5%.

Pinnacle Bancshares, Inc. (“PCLB”) - We filed our original Schedule 13D reporting our position on September 23, 2014. On November 14, 2014, PCLB announced the continuation of its share repurchase plan and announced a new repurchase plan on May 25, 2016. We believe management and the board acted in good faith to maximize shareholder value through multiple share repurchases. On December 13, 2016, we disclosed that we sold our shares in the open market.

Sugar Creek Financial Corp. (“SUGR”) - We filed our original Schedule 13D reporting our position on April 21, 2014. We believe management and the board acted in good faith to maximize shareholder value through share repurchases. In our estimation, SUGR’s market price increased to reflect fair value; on July 28, 2017, we disclosed that we sold our shares in the open market.

Provident Financial Holdings, Inc. (“PROV”) - We filed our original Schedule 13D reporting our position on October 7, 2011. We supported PROV’s consistent efforts to maximize shareholder value through a meaningful number of share repurchases. In our estimation, PROV’s market price increased to reflect fair value; on September 25, 2017, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

West Town Bancorp, Inc. (“WTWB”) - We believe management and the board acted in good faith to maximize shareholder value, and on July 18, 2019, we sold our shares to WTWB. WTWB deregistered its shares of common stock effective in 2003.

IF Bancorp, Inc. (“IROQ”) - We filed our original Schedule 13D reporting our position on March 5, 2012. We urged management and the board to maximize shareholder value through share repurchases. We believe IROQ acted in good faith to do so and, in our estimation, IROQ’s market price increased to reflect fair value. On September 24, 2019, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

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NorthEast Community Bancorp, Inc. (“NECB”) - We filed our original Schedule 13D reporting our position on November 5, 2007. A majority of NECB’s shares were held by a mutual holding company controlled by NECB’s board. We opposed the grant of an equity incentive plan for the NECB board, and the board and management never received such a plan while they remained an MHC.

In July of 2010, we delivered a written demand to NECB demanding to inspect its shareholder list, but NECB refused to supply us with the list. We sued NECB in federal court in New York seeking an order compelling compliance. In August of 2010, NECB produced the list of shareholders to us. In the fall of 2011, we sent a letter to NECB’s board of directors demanding that NECB expand the board with disinterested directors to consider a second step conversion. In October of 2011, we filed a lawsuit in New York state court against NECB, the mutual holding company, and their boards of directors, personally and derivatively, for breach of fiduciary duty arising out of failure to fairly consider a second step conversion and alleging conflict of interest. During the course of a protracted litigation, we deposed every named director including a former director. Although the New York trial court judge agreed with us in partially granting our motion for summary judgment and finding that upon trial the defendants would bear the burden of the entire fairness standard, the First Department reversed on other grounds; the New York Court of Appeals declined to hear our appeal.

After years of urging NECB to become fully public, the company announced on November 4, 2020 that it would undertake a second-step conversion. We supported NECB’s decision to do so, and on July 12, 2021, the company completed its second-step conversion. We sold shares in the open market, decreasing our holdings below 5%.

NECB shares of common stock were deregistered from 2016 to 2021.

Parkway Acquisition Corp. (“PKKW”) - We filed our original Schedule 13D reporting our position on May 27, 2020. On November 24, 2021, we disclosed that we sold our shares in the open market.

Wayne Savings Bancshares, Inc. (“WAYN”) - We filed our original Schedule 13D reporting our position on October 8, 2010. In 2014, we supported H. Stewart Fitz Gibbon III’s appointment as CEO and as a director on the board. We believed management and the board were acting in good faith to position WAYN to maximize shareholder value. When the board announced Mr. Fitz Gibbon’s unexplained resignation on December 20, 2016, we nominated a director for election at WAYN’s 2017 annual meeting. We lost by a narrow margin.

We nominated a director for election at WAYN’s 2018 annual meeting with the belief that there have been multiple suitors interested in acquiring WAYN, and that the board has a duty to evaluate strategic alternatives to maximize shareholder value. Our nominee was not elected.

Due to projected and achieved Return on Equity (ROE) targets since WAYN’s 2018 annual meeting, we did not seek board representation in 2019.

In our estimation, WAYN’s market price increased to reflect fair value; on May 23, 2022, we sold shares to WAYN, decreasing our holdings below 5%.

WAYN deregistered its shares of common stock effective in 2018.

IV.

Garrison Capital, Inc. (“GARS”) - We filed our original Schedule 13D reporting our position on January 21, 2020. In April 2020, we sold our stake with the belief that the global pandemic made activism in a business development company problematic at that time.

V.

Kingsway Financial Services Inc. (“KFS”) - We filed our original Schedule 13D reporting our position on November 7, 2008. We requested a meeting with KFS’s CEO and chairman to discuss ways to maximize shareholder value and minimize both operational and balance sheet risks, but the CEO was unresponsive. We then requisitioned a special shareholder meeting to remove the CEO and chairman from the KFS board and replace them with our two nominees. On January 7, 2009, we entered into a settlement agreement with KFS whereby, among other things, the CEO resigned from the KFS board and KFS expanded its board from nine to ten seats and appointed our nominees to fill the two vacant seats. By April 23, 2009, the board was reconstituted with just three of the original ten legacy directors remaining. Also, Joseph Stilwell was appointed to fill the vacancy created by the resignation of one of our nominees, and our other nominee was elected chairman of the board. In addition, the board fired the CEO and CFO for incompetence and insubordination. By November 3, 2009, all of the legacy directors had resigned from the board.

CUSIP No. 71103B102	SCHEDULE 13D	Page 19

Since then, Joseph Stilwell has remained on the board, and KFS has sold non-core assets, repurchased public debt at a discount to face value, sold a credit-sensitive asset, disposed of its subsidiary Lincoln General, substantially reduced its expenses, and reduced other balance sheet and operations risks. On May 24, 2018, we announced that we would withhold our proxy votes on the re-election of the then current CEO at the KFS annual meeting. Although the CEO was re-elected to the board, the board announced on September 5, 2018, a CEO transition in which he would no longer serve as CEO. The KFS board appointed John T. Fitzgerald as the new CEO to execute its warranty segment strategy.

On September 21, 2020, our representative, Corissa B. Porcelli, was elected to the board of directors.

Wheeler Real Estate Investment Trust, Inc. (“WHLR”) - We filed our original Schedule 13D reporting our position on July 3, 2017. On December 4, 2017, we announced our nominees and alternate nominee for WHLR’s 2018 election of directors. On January 17, 2018, we called for Jon Wheeler’s removal from WHLR, and he was fired by the board on January 29, 2018.

We ran three nominees for election as directors at WHLR's 2018 annual meeting. They lost. On October 24, 2019, we announced our nominees, Joseph D. Stilwell, Paula J. Poskon and Kerry G. Campbell, for election as directors at WHLR’s annual meeting. Several of WHLR’s legacy directors did not stand for reelection. On December 19, 2019, we defeated the three legacy directors that stood for reelection by more than a 7 to 1 margin and our three nominees were elected to WHLR’s board. Later that day, WHLR announced that its CFO had resigned, and twelve days later, the only remaining legacy director resigned. The CEO was fired on April 13, 2020. On July 15, 2021, our representative, E. J. Borrack, was elected to the board of directors. On October 28, 2022, the board appointed Megan Parisi, also our representative, to serve as director.

VI.

Sound Financial, Inc. (“SFBC”) - We filed our original Schedule 13D reporting our position on November 21, 2011. We urged management and the board to pursue a second step conversion. On August 22, 2012, Sound Financial Bancorp, Inc. (“SFBC”) announced completion of its second step conversion and our shares of SNFL were converted into shares of SFBC. We support maximizing shareholder value at SFBC.

Seneca-Cayuga Bancorp, Inc. (“SCAY”) / Generations Bancorp NY, Inc. (GBNY) - We filed our original Schedule 13D reporting our position in SCAY on September 15, 2014. We believed SCAY was positioned to provide meaningful returns to its shareholders either through a second-step conversion or a shareholder-friendly capital allocation program. We encouraged management and the board to choose the path that would maximize shareholder value, but they refused. On January 29, 2018, we served a letter to the board demanding that SCAY undertake a second-step conversion. Instead, SCAY announced its merger with a smaller mutual. We re-served a demand for a second-step conversion on June 12, 2019, and in furtherance to that, we served a demand for inspection of SCAY’s books and records on September 4, 2019. When SCAY refused to permit the inspection of its books and records, we filed, on November 11, 2019, a motion to compel the production of those books and records in U.S. District Court for the Western District of New York. SCAY filed a motion to dismiss, which the Judge denied on April 7, 2020. The Judge ordered SCAY to begin the production of board materials for our inspection by June 1, 2020. SCAY announced its intention to second-step on May 6, 2020, and we discontinued our lawsuit. On January 12, 2021, SCAY completed its second-step conversion and ceased to exist. The new stock holding company, Generations Bancorp NY, Inc. (GBNY), began trading on January 13, 2021. We believe GBNY should begin repurchasing shares as soon as regulations permit it to do so.

CIB Marine Bancshares, Inc. (“CIBH”) - We believe management and the board are acting in good faith to maximize shareholder value. CIBH deregistered its shares of common stock effective in 2012.

U & I Financial Corp. (“UNIF”) - We have met with management and believe we can work with management and the board to maximize shareholder value. Although UNIF’s common stock trades publicly on the OTCQX U.S., UNIF does not file reports with the SEC.

Cincinnati Bancorp, Inc. (“CNNB”) - We filed our original Schedule 13D reporting our position on May 7, 2020.

ICC Holdings, Inc. (“ICCH”) - We filed our original Schedule 13D reporting our position on December 28, 2020. We believe management has done an ineffective job at maximizing shareholder value to date.

CUSIP No. 71103B102	SCHEDULE 13D	Page 20

Item 5. Interest in Securities of the Issuer

The members of the Stilwell Group beneficially own an aggregate of 526,087 shares of Common Stock. Rodney H. Blackwell beneficially owns 2,092 shares of Common Stock. The percentages reported herein are calculated based on the number of outstanding shares of Common Stock, 4,678,186, reported as the number of outstanding shares as of October 31, 2022, in the Issuer’s Form 10-Q filed with the Securities and Exchange Commission on November 9, 2022. The purchases and sales of Common Stock reported in this item, if any, were made in open-market transactions.

(A)	Stilwell Value Partners VII

(a)	Aggregate number of shares beneficially owned: 526,087 Percentage: 11.3%

(b)	1. Sole power to vote or to direct vote: 0
2. Shared power to vote or to direct vote: 526,087
3. Sole power to dispose or to direct the disposition: 0
4. Shared power to dispose or to direct disposition: 526,087

(c)	Within the past 60 days, Stilwell Value Partners VII has made no purchases, sales or transfers of shares of Common Stock.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners VII with regard to those shares of Common Stock.

(B)	Stilwell Activist Fund

(a)	Aggregate number of shares beneficially owned: 526,087 Percentage: 11.3%

(b)	1. Sole power to vote or to direct vote: 0
2. Shared power to vote or to direct vote: 526,087
3. Sole power to dispose or to direct the disposition: 0
4. Shared power to dispose or to direct disposition: 526,087

(c)	Within the past 60 days, Stilwell Activist Fund has made no purchases, sales or transfers of shares of Common Stock.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Fund, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Fund. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Fund with regard to those shares of Common Stock.

CUSIP No. 71103B102	SCHEDULE 13D	Page 21

(C)	Stilwell Activist Investments

(a)	Aggregate number of shares beneficially owned: 526,087 Percentage: 11.3%

(b)	1. Sole power to vote or to direct vote: 0
2. Shared power to vote or to direct vote: 526,087
3. Sole power to dispose or to direct the disposition: 0
4. Shared power to dispose or to direct disposition: 526,087

(c)	Within the past 60 days, Stilwell Activist Investments purchased shares of Common Stock as set forth in Schedule A attached hereto and incorporated herein by reference.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments with regard to those shares of Common Stock.

(D)	Stilwell Value LLC

(a)	Aggregate number of shares beneficially owned: 526,087 Percentage: 11.3%

(b)	1. Sole power to vote or to direct vote: 0
2. Shared power to vote or to direct vote: 526,087
3. Sole power to dispose or to direct the disposition: 0
4. Shared power to dispose or to direct disposition: 526,087

(c)	Stilwell Value LLC has made no purchases, sales or transfers of shares of Common Stock.

(d)	Because he is the managing member and owner of Stilwell Value LLC, Joseph Stilwell has the power to direct the affairs of Stilwell Value LLC. Stilwell Value LLC is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments. Therefore, Stilwell Value LLC may be deemed to share with Joseph Stilwell voting and disposition power with regard to the shares of Common Stock held by Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments.

CUSIP No. 71103B102	SCHEDULE 13D	Page 22

(E)	Joseph Stilwell

(a)	Aggregate number of shares beneficially owned: 526,087 Percentage: 11.3%

(b)	1. Sole power to vote or to direct vote: 0
2. Shared power to vote or to direct vote: 526,087
3. Sole power to dispose or to direct the disposition: 0
4. Shared power to dispose or to direct disposition: 526,087

(c)	Joseph Stilwell has made no purchases, sales or transfers of shares of Common Stock.

(F)	Rodney H. Blackwell

(a)	Aggregate number of shares beneficially owned: 2,092 Percentage: 0.0%

(b)	1. Sole power to vote or to direct vote: 1,980
2. Shared power to vote or to direct vote: 112
3. Sole power to dispose or to direct the disposition: 1,980
4. Shared power to dispose or to direct disposition: 112

(c)	Within the past 60 days, Rodney H. Blackwell purchased shares of Common Stock as set forth in Schedule A attached hereto and incorporated herein by reference.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

On January 23, 2023, members of the Stilwell Group entered into a nominee agreement (the “Nominee Agreements”) with each of Rodney H. Blackwell and Stewart F. Peck (the “Nominees”), pursuant to which the Nominees have agreed, should members of the Stilwell Group so choose, to stand for election to the Issuer’s board of directors at the Issuer’s 2023 annual shareholder meeting, and to serve as director if elected. Pursuant to the Nominee Agreements, members of the Stilwell Group have agreed to (i) reimburse all of the Nominees’ actual out-of-pocket expenses incurred in connection with the nomination process and (ii) indemnify each Nominee for any damages and expenses incurred in connection with his nomination for director of the Issuer. The foregoing summary of the Nominee Agreements is qualified in its entirety by reference to the full text of the Nominee Agreements, copies of which are filed as Exhibits 15 and 16 attached to this Fourteenth Amendment and are incorporated by reference herein.

Other than the Nominee Agreements and the Power of Attorney, there are no contracts, arrangements, understandings or relationships among the persons named in Item 2 hereof and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finders’ fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or losses, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments, and Joseph Stilwell, in his capacities as the managing member and owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits.

See Items 1 and 2 above regarding disclosure of the relationships between members of the 13D Group, which disclosure is incorporated herein by reference.

CUSIP No. 71103B102	SCHEDULE 13D	Page 23

Item 7. Material to be Filed as Exhibits

Exhibit No.	Description
1	Joint Filing Agreement, dated November 23, 2020, filed with the Original Schedule 13D.
2	Letter to the Shareholders of the Issuer, dated February 9, 2021.
3	Nominee Agreement, dated February 16, 2021, with Nominee Peter Prickett, filed with the Fourth Amendment.
4	Letter to Shareholders of the Issuer, dated March 16, 2021, filed with the Fourth Amendment.
5	Letter to Shareholders of the Issuer, dated March 29, 2021, filed with the Fifth Amendment.
6	Letter to Shareholders of the Issuer, dated April 8, 2021, filed with the Seventh Amendment.
7	Letter to Shareholders of the Issuer, dated April 19, 2021, filed with the Eighth Amendment.
8	Letter to Shareholders of the Issuer, dated May 5, 2021, filed with the Ninth Amendment.
9	Nominee Agreement, dated February 1, 2022, with Nominee Rodney H. Blackwell, filed with the Tenth Amendment.
10	Nominee Agreement, dated February 2, 2022, with Jonathan W. Briggs, filed with the Tenth Amendment.
11	Nominee Agreement, dated February 2, 2022, with Ronald Wade Robertson, Jr, filed with the Tenth Amendment.
12	Nominee Agreement, dated February 3, 2022, with Gregory H. Browne., filed with the Tenth Amendment.
13	Letter to Shareholders of the Issuer, dated March 14, 2022, filed with the Eleventh Amendment.
14	Letter to Shareholders of the Issuer, dated April 4, 2022, filed with the Twelfth Amendment.
15	Nominee Agreement, dated January 23, 2023, with Rodney H. Blackwell.
16	Nominee Agreement, dated January 23, 2023, with Stewart F. Peck.
17	Amended Joint Filing Agreement, dated January 25, 2023.
18	Power of Attorney, dated January 23, 2023.

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Date: January 25, 2023

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL VALUE LLC

/s/ Megan Parisi
	By:	Megan Parisi
Member

JOSEPH STILWELL

/s/ Joseph Stilwell*
RODNEY H. BLACKWELL

/s/ Rodney H. Blackwell*

*/s/ Megan Parisi
Attorney-In-Fact

SCHEDULE A

Transactions by Stilwell Activist Investments

Nature of Transaction	Date	Number of Securities	Price Per Share	Total Purchase or Sale Price
Purchase of Shares of Common Stock	01/04/2023	1,042	$14.0000	$14,588.00
Purchase of Shares of Common Stock	01/06/2023	500	14.3464	7,173.20

Transactions by Rodney H. Blackwell

Nature of Transaction	Date	Number of Securities	Price Per Share	Total Purchase or Sale Price
Purchase of Shares of Common Stock	12/01/2022	1	$15.500	$15.50
Purchase of Shares of Common Stock	12/02/2022	16	15.750	252.00
Purchase of Shares of Common Stock	12/05/2022	100	15.500	1,550.00
Purchase of Shares of Common Stock	12/09/2022	56	14.750	826.00
Purchase of Shares of Common Stock	12/13/2022	165	14.750	2,433.75
Purchase of Shares of Common Stock	12/14/2022	4	14.350	57.40
Purchase of Shares of Common Stock	12/15/2022	23	14.350	330.05
Purchase of Shares of Common Stock	12/22/2022	53	14.350	760.55

APPENDIX A

IDENTITY OF PARTICIPANTS

Rodney H. Blackwell’s principal business address is P.O. Box 18439, Hattiesburg, MS 39404. Stewart F. Peck’s principal business address is 601 Poydras St., Suite 2775, New Orleans, Louisiana, 70130.

During the past five years, neither of Mr. Blackwell nor Mr. Peck has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). During the past five years, neither of Mr. Blackwell nor Mr. Peck has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws. Each of Mr. Blackwell and Mr. Peck is a citizen of the United States of America. Mr. Blackwell owns 2,092 shares of common stock, $1.00 par value per share (the “Common Stock”), of Peoples Financial Corporation (the “Corporation”), including (i) 1,980 shares of Common Stock held directly by Mr. Blackwell and (ii) 112 shares of Common Stock held in The Rodney H. & Ann P. Blackwell Joint Trust U/A 06/15/2016, of which Mr. Blackwell shares voting power and investment power with Ms. Blackwell. Mr. Peck does not beneficially own any securities of the Corporation.

Rodney H. Blackwell’s principal occupation is serving as a Principal at Northwood Investments, a company that leases transportation equipment nationally, since 1999. Mr. Blackwell began his career in transportation and held leadership positions in operations, training and marketing at two publicly held companies. He also previously owned a specialized business-to-business transportation company that served the Gulf Coast from Lake Charles to Mobile. Mr. Blackwell received a B.S. in Political Science from the University of Southern Mississippi. The Nominating Person believes Mr. Blackwell’s business expertise makes him well-qualified to serve on the Board.

Stewart F. Peck’s principal occupation is serving as Senior Counsel of Lugenbuhl, Wheaton, Peck, Rankin & Hubbard, a professional law corporation with offices in New Orleans, Houston, Baton Rouge, and Gulfport, a position he has held since 2020 after having served as a founder, member of the board of directors and President/Managing Shareholder of the firm since it was founded in 1986. Mr. Peck has served on the board of directors of Partnership in Action (NOLA Vie), a non-profit organization, since 2018, and is member of Session as an Elder at St. Charles Avenue Presbyterian Church in New Orleans, Louisiana. Mr. Peck is also co-chairman of Kenyon College’s 50th Reunion Committee. Mr. Peck is ranked in Chambers & Partners and has been listed in the top 50 lawyers in New Orleans and top 50 lawyers in Louisiana by Super Lawyers. Mr. Peck has been involved in 90 reported cases, handled substantial mergers and acquisitions, represented banks and other financial institutions and acted as general counsel to a number of regional businesses in providing counsel and his legal expertise, including significant businesses located in southern Mississippi. Mr. Peck graduated from Kenyon College, magna cum laude, with distinction, and Tulane Law School, where he was a member of the Tulane Law Review and Order of the Coif. The Nominating Person believes Mr. Peck’s extensive legal expertise, including his service as general counsel of numerous regional businesses, makes him well-qualified to serve on the Board.

The participants in the solicitation are anticipated to be Stilwell Activist Investments, L.P., a Delaware limited partnership, Stilwell Activist Fund, L.P., a Delaware limited partnership, Stilwell Value Partners VII, L.P., a Delaware limited partnership, Stilwell Value LLC, a Delaware limited liability company, Joseph Stilwell, Megan Parisi, Mr. Blackwell and Mr. Peck (each a “Participant” and collectively, the “Participants”). Each of the Participants specifically disclaims beneficial ownership of any shares of Common Stock owned by any of the other Participants that he, she or it does not directly own.

Exhibit 15

NOMINEE AGREEMENT

This Nominee Agreement (this “Agreement”) is made this 23rd day of January 2023, by and among Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., and Stilwell Value Partners VII, L.P., (collectively, the “Stilwell Funds”), their General Partner, Stilwell Value LLC (“Stilwell Value” and together with the Stilwell Funds, “The Stilwell Group”), having their principal places of business at 111 Broadway, 12th Floor, New York, NY 10006, and Rodney H. Blackwell, an individual with a principal business address of P.O. Box 18439, Hattiesburg, MS 39404 (“Nominee”).

WHEREAS, The Stilwell Group and its affiliates are the beneficial owners of shares of common stock (“Common Stock”) of Peoples Financial Corporation (“PFBX” or the “Company”), may solicit proxies to elect one or more nominees to PFBX’s Board of Directors (the “Board”) at the 2023 annual meeting of stockholders of PFBX (the “Meeting”), and wish to nominate Nominee for election to the Board at the Meeting;

WHEREAS, Nominee desires and agrees to be nominated for and to sit on the Board if elected at the Meeting for a term to expire at the 2024 annual meeting of stockholders and until his respective successor is duly elected and qualified;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Nominee hereby agrees to have his name placed in nomination by The Stilwell Group as its nominee for election to the Board, and for that purpose, understands and agrees that The Stilwell Group will solicit proxies from stockholders to cause Nominee to be elected. Simultaneously with the execution of this Agreement, Nominee shall deliver his written consent to The Stilwell Group to be named as a nominee of The Stilwell Group in any proxy statement relating to the Meeting and to serve as a director of PFBX if elected, a copy of which is attached hereto as Exhibit A. Nominee understands that an alternate nominee may become the actual nominee if Nominee is unable to stand for election.

2.        Nominee hereby represents and warrants to The Stilwell Group that he will not, without The Stilwell Group’s prior written consent, acquire, directly or indirectly, any PFBX securities, whether beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or of record, or effect any sale or disposition of any PFBX securities, from the date hereof until the conclusion of the Meeting and that he has notified all business partners, associates, family members and other entities or individuals with which he might share such beneficial ownership of PFBX securities that no PFBX securities may be purchased or sold during such time; provided, further, that so long as this Agreement is in effect, Nominee agrees to provide The Stilwell Group advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of PFBX which has, or would have, direct or indirect beneficial ownership so that The Stilwell Group has an opportunity to review the potential implications of any such transaction in the securities of PFBX and pre-clear any such potential transaction in the securities of PFBX by Nominee. Nominee further agrees that so long as this Agreement is in effect, Nominee shall provide written notice to The Stilwell Group of (i) any purchases or sales of securities of PFBX; and (ii) any securities of PFBX over which he acquires or disposes of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3.       The Stilwell Group agrees to reimburse all of Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process until the conclusion of the Meeting, including postage and travel expenses.

4.       Nominee and The Stilwell Group agree that in the event Nominee is elected as a director of PFBX, nothing in this Agreement shall be construed as affecting Nominee’s ability to act independently with respect to his responsibilities and decisions as a director, which shall be governed by applicable law and subject to Nominee’s fiduciary duty to the stockholders of the Company.

5.       The Stilwell Group hereby indemnifies and holds Nominee harmless for all damages and expenses incurred in connection with agreeing to have his name placed in nomination and to have proxies solicited in order to elect him to the Board (the “Solicitation”); provided, however, that Nominee will not be entitled to indemnification for claims arising from his gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided further, that upon his becoming a director of PFBX, this indemnification shall not apply to any claims made against him in his capacity as a director of PFBX. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by Nominee, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”). In the event of a claim against Nominee or the occurrence of a Loss, Nominee shall give The Stilwell Group notice thereof no later than ten (10) days after Nominee has knowledge of such claim or Loss (provided that failure to promptly notify The Stilwell Group shall not relieve it from any liability which it may have on account of this Section 5, except to the extent it shall have been materially prejudiced by such failure). The Stilwell Group retains the sole right to select and retain counsel for Nominee and shall reimburse Nominee for all Losses suffered as provided herein.

6.       The obligations of The Stilwell Group under this Agreement are contingent upon The Stilwell Group’s determination, in its sole discretion, that Nominee is a suitable candidate for the Board, which such determination may include a due diligence review of Nominee’s background.

7.        Nominee understands that this Agreement may be publicly disclosed by The Stilwell Group.

/s/ Megan Parisi
Megan Parisi on behalf of The Stilwell Group

/s/ Rodney H. Blackwell
Rodney H. Blackwell, Nominee

EXHIBIT A

CONSENT OF PROPOSED NOMINEE

I, Rodney H. Blackwell, hereby consent to be named and described as a nominee of Stilwell Activist Investments, L.P. (together with its affiliates, “The Stilwell Group”) for election as a director of Peoples Financial Corporation (“PFBX”) at PFBX’s 2023 Annual Meeting of Stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Meeting”) in (i) any proxy statement relating to the Annual Meeting and (ii) any other written materials and public filings of The Stilwell Group relating to the Meeting or otherwise to be used in connection with The Stilwell Group’s solicitation of proxies from the stockholders of PFBX, and I hereby consent and agree to serve as a director of PFBX if elected at the Meeting.

/s/ Rodney H. Blackwell
Rodney H. Blackwell

Dated:	January 23, 2023

Exhibit 16

NOMINEE AGREEMENT

This Nominee Agreement (this “Agreement”) is made this 23rd day of January 2023, by and among Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., and Stilwell Value Partners VII, L.P., (collectively, the “Stilwell Funds”), their General Partner, Stilwell Value LLC (“Stilwell Value” and together with the Stilwell Funds, “The Stilwell Group”), having their principal places of business at 111 Broadway, 12th Floor, New York, NY 10006, and Stewart F. Peck, an individual with a principal business address of 601 Poydras St., Suite 2775, New Orleans, Louisiana, 701130 (“Nominee”).

WHEREAS, The Stilwell Group and its affiliates are the beneficial owners of shares of common stock (“Common Stock”) of Peoples Financial Corporation (“PFBX” or the “Company”), may solicit proxies to elect one or more nominees to PFBX’s Board of Directors (the “Board”) at the 2023 annual meeting of stockholders of PFBX (the “Meeting”), and wish to nominate Nominee, including as an alternate nominee, for election to the Board at the Meeting;

WHEREAS, Nominee desires and agrees to be nominated for and as applicable, to sit on the Board if elected at the Meeting for a term to expire at the 2024 annual meeting of stockholders and until his respective successor is duly elected and qualified;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Nominee hereby agrees to have his name placed in nomination by The Stilwell Group as its nominee, including as an alternate nominee, for election to the Board, and for that purpose, understands and agrees that The Stilwell Group may solicit proxies from stockholders to cause Nominee to be elected. Simultaneously with the execution of this Agreement, Nominee shall deliver his written consent to The Stilwell Group to be named as a nominee of The Stilwell Group, including as an alternate nominee, in any proxy statement relating to the Meeting and as applicable, to serve as a director of PFBX if elected, a copy of which is attached hereto as Exhibit A. Nominee understands that he shall initially serve as an alternate nominee of The Stilwell Group and may become the actual nominee of The Stilwell Group if the actual nominee is unable to stand for election.

2.        Nominee hereby represents and warrants to The Stilwell Group that he will not, without The Stilwell Group’s prior written consent, acquire, directly or indirectly, any PFBX securities, whether beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or of record, or effect any sale or disposition of any PFBX securities, from the date hereof until the conclusion of the Meeting and that he has notified all business partners, associates, family members and other entities or individuals with which he might share such beneficial ownership of PFBX securities that no PFBX securities may be purchased or sold during such time; provided, further, that so long as this Agreement is in effect, Nominee agrees to provide The Stilwell Group advance written notice prior to effecting any purchase, sale, acquisition or disposal of any securities of PFBX which has, or would have, direct or indirect beneficial ownership so that The Stilwell Group has an opportunity to review the potential implications of any such transaction in the securities of PFBX and pre-clear any such potential transaction in the securities of PFBX by Nominee. Nominee further agrees that so long as this Agreement is in effect, Nominee shall provide written notice to The Stilwell Group of (i) any purchases or sales of securities of PFBX; and (ii) any securities of PFBX over which he acquires or disposes of beneficial ownership. Notice shall be given no later than 24 hours after each such transaction.

3.       The Stilwell Group agrees to reimburse all of Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process until the conclusion of the Meeting, including postage and travel expenses.

4.       Nominee and The Stilwell Group agree that in the event Nominee is elected as a director of PFBX, nothing in this Agreement shall be construed as affecting Nominee’s ability to act independently with respect to his responsibilities and decisions as a director, which shall be governed by applicable law and subject to Nominee’s fiduciary duty to the stockholders of the Company.

5.       The Stilwell Group hereby indemnifies and holds Nominee harmless for all damages and expenses incurred in connection with agreeing to have his name placed in nomination and as applicable, to have proxies solicited in order to elect him to the Board (the “Solicitation”); provided, however, that Nominee will not be entitled to indemnification for claims arising from his gross negligence, willful misconduct, intentional and material violations of law, criminal actions or material breach of the terms of this Agreement; provided further, that upon his becoming a director of PFBX, as applicable, this indemnification shall not apply to any claims made against him in his capacity as a director of PFBX. This indemnification will include any and all losses, liabilities, damages, demands, claims, suits, actions, judgments, or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, reasonable attorneys’ fees, and any and all reasonable costs and expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, any civil, criminal, administrative or arbitration action, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation asserted against, resulting, imposed upon, or incurred or suffered by Nominee, directly or indirectly, as a result of or arising from the Solicitation and any related transactions (each, a “Loss”). In the event of a claim against Nominee or the occurrence of a Loss, Nominee shall give The Stilwell Group notice thereof no later than ten (10) days after Nominee has knowledge of such claim or Loss (provided that failure to promptly notify The Stilwell Group shall not relieve it from any liability which it may have on account of this Section 5, except to the extent it shall have been materially prejudiced by such failure). The Stilwell Group retains the sole right to select and retain counsel for Nominee and shall reimburse Nominee for all Losses suffered as provided herein.

6.       The obligations of The Stilwell Group under this Agreement are contingent upon The Stilwell Group’s determination, in its sole discretion, that Nominee is a suitable candidate for the Board, which such determination may include a due diligence review of Nominee’s background.

7.        Nominee understands that this Agreement may be publicly disclosed by The Stilwell Group.

/s/ Megan Parisi
Megan Parisi on behalf of The Stilwell Group

/s/ Stewart F. Peck
Stewart F. Peck, Nominee

EXHIBIT A

CONSENT OF PROPOSED NOMINEE

I, Stewart F. Peck, hereby consent to be named and described as a nominee of Stilwell Activist Investments, L.P. (together with its affiliates, “The Stilwell Group”), including as an alternate nominee, for election as a director of Peoples Financial Corporation (“PFBX”) at PFBX’s 2023 Annual Meeting of Stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “Meeting”) in (i) any proxy statement relating to the Meeting and (ii) any other written materials and public filings of The Stilwell Group relating to the Meeting or otherwise to be used in connection with The Stilwell Group’s solicitation of proxies from the stockholders of PFBX, and as applicable, I hereby consent and agree to serve as a director of PFBX if elected at the Meeting.

/s/ Stewart F. Peck
Stewart F. Peck, Alternate Nominee

Dated:	January 23, 2023

Exhibit 17

AMENDED JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of the Issuer and further agree that this Amended Joint Filing Agreement be included as an Exhibit to such joint filings.

Date: January 25, 2023

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL VALUE LLC

/s/ Megan Parisi
	By:	Megan Parisi
Member

JOSEPH STILWELL

/s/ Joseph Stilwell*
RODNEY H. BLACKWELL

/s/ Rodney H. Blackwell*

*/s/ Megan Parisi
Attorney-In-Fact

Exhibit 18

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Joseph D. Stilwell and Megan Parisi, or either of them, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Peoples Financial Corporation, a Mississippi corporation (the “Company”), directly or indirectly beneficially owned by Stilwell Value LLC or any of its affiliates (collectively, the “Group”), and (ii) any proxy solicitation of the Group to elect the Group’s director nominee(s) to the board of directors of the Company at the 2023 annual meeting of stockholders of the Company (the “Solicitation”). Such action shall include, but not be limited to:

1.               executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.              if applicable, executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.               executing for and on behalf of the undersigned all Joint Filing Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.               performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.               taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of January 2023.

/s/ Rodney H. Blackwell
Rodney H. Blackwell